UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 26, 2004 (May 24, 2004)

Aegis Communications Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-14315	75-2050538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7880 Bent Branch Drive, Suite 150, Irving, Texas 75063

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:

(972) 830-1800

Item 7.                    Financial Statements and Exhibits.

(c)           Exhibits

99.1         Press Release dated May 24, 2004, announcing financial results for the quarter ended March 31, 2004 (attached hereto and furnished but not filed).

Item 12.                 Results of Operations and Financial Condition.

On May 24, 2004, Aegis Communications Group, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2004, and a copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information furnished in this report (including Exhibit 99.1 hereto) is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless expressly incorporated by specific itemized reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2004	AEGIS COMMUNICATIONS GROUP, INC.

	By:	/s/ John Scot Brunke
John Scot Brunke
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated May 24, 2004, announcing financial results for the quarter ended March 31, 2004 (attached hereto and furnished but not filed).